CO PY RI GH T © A BC EL LE RA NOVEMBER 9, 2026 Q3 2026 BUSINESS UPDATE

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties, other factors, and definition of our business metrics are described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this document represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law. DISCLAIMER This document contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. All statements contained in this document other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, plans, objectives for future operations, and the evaluation of our available liquidity to execute on our strategy (including our ability to access our reimbursement based R&D government contributions). The use of certain data derived from cross-study comparisons are not based on any head-to-head clinical trials. Cross-study comparisons are inherently limited and may suggest misleading similarities and differences and are presented for informational purposes. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. 2 CO PY RI GH T © A BC EL LE RA Q3 2 02 6 Bu si ne ss U pd at e

Phase 2 data demonstrate **ABCL635** has potential to **redefine the standard of care** for treating **vasomotor symptoms**

Positive top-line ABCL635 Phase 2 data at week 4 demonstrate a new efficacy benchmark for reducing the frequency and severity of moderate and severe vasomotor symptoms (VMS_{M-S})

EFFICACY ENDPOINT

Significant reduction in both VMS_{M-S} frequency and severity vs. placebo after a single dose

Markedly improved efficacy data compared to available non-hormonal therapies

QUALITY OF LIFE ENDPOINT

Significant improvement in sleep and symptom burden

Comprehensive improvement in sleep disturbance symptoms

SAFETY ENDPOINT

Favorable tolerability profile with no meaningful liver or gastrointestinal safety signals

Potential for an improved safety profile

VMS_{M-S}: moderate and severe vasomotor symptoms

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ABCL635 reduced the frequency of moderate and severe VMS starting at week 1 through week 4

Frequency of Moderate and Severe VMS_{M-S}

Primary MMRM analysis



LSM (SE) Change from Baseline in VMS_{M-S} Frequency (daily average)
0
-1
-2
-3
-4
-5
-6
-7
-8
-9
-10
-8.3
-3.4
Δ4.9
-8.5
-3.4
Δ5.1
-8.8
-3.5
Δ5.3
<0.001
<0.001
<0.001
2
3
4
Time (weeks)
ABCL635 SC 600 mg (N=46)
Placebo (N=46)

Sensitivity MMRM analysis



LSM (SE) Change from Baseline in VMS_{M-S} Frequency (daily average)
0
-1
-2
-3
-4
-5
-6
-7
-8
-9
-10
p < 0.001
0
1
2
3
4
Time (weeks)
ABCL635 SC 600 mg (N=46)
Placebo (N=46)

- Mean placebo-adjusted treatment difference of 2.6 at week 1
- Mean placebo-adjusted treatment difference of 5.3 starting at week 4
- Mean % change from baseline at week 4:
  - 83% reduction ABCL635 vs. 33% reduction placebo
  - placebo-adjusted difference of 50%
- Treatment effects consistent across subgroup and sensitivity analyses

MMRM: Mixed Models for Repeated Measures; **LSM (SE):** Least Squares Mean (Standard Error); **VMS_{M-S}**: moderate and severe VMS
Data cutoff: 30JUL26

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5 CO PY RI GH T © A BC EL LE RA Q3 2 02 6 Bu si ne ss U pd at e ABCL635 reduced the severity score of moderate and severe VMS starting at week 1 through week 4 MMRM: Mixed Models for Repeated Measures; LSM (SE): Least Squares Mean (Standard Error); VMSM-S: moderate and severe VMS. Data cutoff: 30JUL26 Severity Score of VMSM-S Primary MMRM analysis Sensitivity MMRM analysis ● Mean placebo-adjusted treatment difference of 0.3 at week 1 ● Mean placebo-adjusted treatment difference of 1.1 at week 4 ● Mean % change from baseline at week 4: ○ 58% reduction ABCL635 vs. 12% reduction placebo ○ placebo-adjusted difference of 46% ● Treatment effects consistent across subgroup and sensitivity analyses Primary MMRM analysis Sensitivity MMRM analysis

6 CO PY RI GH T © A BC EL LE RA Q3 2 02 6 Bu si ne ss U pd at e ABCL635 participants fared better than placebo across all threshold values VMSM-S: moderate and severe VMS. Data cutoff: 30JUL26 Cumulative Distribution at Week 4 of VMSM-S Frequency and Severity Scores VMS Frequency VMS Severity % Reduction from baseline at week 4 ABCL635 (N=46) % Participants Placebo (N=46) % Participants 100% 37.0% 2.2% >90% 60.9% 8.7% >75% 78.3% 15.2% >50% 87.0% 32.6% % Reduction from baseline at week 4 ABCL635 (N=46) % Participants Placebo (N=46) % Participants 100% 26.1% 2.2% >90% 28.3% 2.2% >75% 37.0% 2.2% >50% 58.7% 8.7% Complete resolution of VMSM-S was achieved in 37% of ABCL635 participants vs. 2% in placebo

7 CO PY RI GH T © A BC EL LE RA Q3 2 02 6 Bu si ne ss U pd at e ABCL635 Phase 2 efficacy data are markedly improved compared to approved small molecule NK3R antagonists at week 4 VMSM-S Frequency and Severity Placebo-Adjusted Change from Baseline at Week 4* Frequency Severity ABCL635 SC 600 mg Fezolinetant 45 mg -Trial 1** Fezolinetant 45 mg -Trial 2** Elinzanetant 120 mg -Trial 1*** Elinzanetant 120 mg -Trial 2*** ABCL635 SC 600 mg Fezolinetant 45 mg -Trial 1** Fezolinetant 45 mg -Trial 2** Elinzanetant 120 mg -Trial 1*** Elinzanetant 120 mg -Trial 2*** VMSM-S: moderate and severe VMS. * Percent changes from baseline at Week 4 for VMS frequency and severity for Fezolinetant and Elinzanetant studies were calculated from available literature data using baseline scores and Week 4 placebo-adjusted Least Squares (LS) means where available. ** Lederman et al., The Lancet, 2023, FDA Summary Review Document: FDA NDA 216578, Johnson et al.,The Journal of Clinical Endocrinology & Metabolism 2023 *** Pinkerton et al. JAMA. 2024 DISCLAIMER: Information provided above is for illustrative purposes only and no head-to-head clinical trials have been conducted. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across trials. *

ABCL635 was well tolerated, with no gastrointestinal or liver signals

Adverse Events (AEs) reported in at least two patients in either group regardless of relationship during first 4-weeks of treatment

AE Preferred Term	ABCL635 (600 mg) Once Monthly, SC (N=46) n (%)	Placebo Once Monthly, SC (N=46) n (%)
Number (%) with at least one AE	31 (67.4%)	24 (52.2%)
Number (%) with at least one SAE	0	1 (2.2%)
Number (%) with at least one grade 3+ AE	0	2 (4.3%)
Headache*	13 (28.2%)	6 (13.0%)
Fatigue	6 (13.0%)	3 (6.5%)
Injection site reaction^	4 (8.7%)	3 (6.5%)
Nausea	2 (4.3%)	4 (8.7%)
Nasopharyngitis	2 (4.3%)	3 (6.5%)
Gastroesophageal reflux disease	2 (4.3%)	0
Urinary tract infection	2 (4.3%)	0
Diarrhea	0	3 (6.5%)
Nasal congestion	1 (2.2%)	2 (4.3%)
Abdominal pain	0	2 (4.3%)
Arthralgia	0	2 (4.3%)
Dizziness	0	2 (4.3%)

- No SAEs or severe (Grade 3+) AEs in ABCL635 group
- 1 SAE and 2 severe (Grade 3) AEs in placebo group
- Headache AEs generally mild in both treatment groups
- Fatigue AEs all mild in ABCL635 group and mild/moderate in placebo group
- No evidence of gastrointestinal toxicity
- 1 ABCL635 AE of mild increase in transaminases (AST = 92; ALT = 66 IU/L), resolved in one week
- 1 placebo patient with ALT values up to 121 IU/L

* Includes Headache and Tension headache
^ Includes injection site bruising, injection site reaction, injection site erythema, injection site hyperesthesia, injection site induration, and injection site pruritus.
SAE: Serious Adverse Event; **ALT**: Alanine Aminotransferase; **AST**: Aspartate Aminotransferase; Data cutoff: 30JUL26

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Following the positive Phase 2 data, we are advancing ABCL635 into multiple indications

Menopause

In discussions with regulators and working through the FDA's MIDD program to advance ABCL635 for $VMS_{M\text{-}S}$

- Anticipate disclosing **12-week and OLE data in early 2027**
- Expect to enter **late-stage development in 2027**

New Indications

Expect to advance ABCL635 in 2027 for $VMS_{M\text{-}S}$ due to:

- Adjuvant endocrine therapy (AET) for **breast cancer**
- Androgen deprivation therapy (ADT) for **prostate cancer**

MIDD: Model-Informed Drug Development. **$VMS_{M\text{-}S}$**: moderate and severe VMS.
OLE: Open-label Extension

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We are also advancing a new program, ABCL992, for the treatment of VMS_{M-S}

ABCL992 is a next-gen half-life extended analog of ABCL635

- Designed to supports **less frequent dosing**
- Currently in **IND-enabling activities**

VMS_{M-S}: moderate and severe VMS.

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ABCL575

ABCL575 is an investigational antibody targeting OX40 ligand

AbCellera currently does not intend to develop ABCL575 past Phase 1.



Target
OX40 Ligand (OX40L)

Indications
Atopic Dermatitis (AD), Autoimmune Diseases

Therapeutic Area
Immunology & Inflammation

Status
Phase 1

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12 CO PY RI GH T © A BC EL LE RA Q3 2 02 6 Bu si ne ss U pd at e FIH: first-in-human; NHV: normal healthy volunteers; SAD: single ascending dose; SC: subcutaneous. Clinicaltrials.gov ID: NCT07108894. Phase 1 SAD Trial Design Participants A FIH Phase 1 randomized, double-blind, single ascending dose study of ABCL575 in healthy participants N=40 NHV, 18-65 year old N=8 per cohort, 6 active, 2 placebo (3:1 randomization) Endpoints Safety, tolerability, and pharmacokinetics (PK) Study Design Cohort A1 (n=8) 75 mg SC Day 1 Cohort A2 (n=8) 150 mg SC Day 1 Cohort A3 (n=8) 300 mg SC Day 1 Cohort A4 (n=8) 600 mg SC Day 1 Cohort A5 (n=8) 900 mg SC Day 1 ABCL575-101: A first-in-human Phase 1 study in healthy participants

13 CO PY RI GH T © A BC EL LE RA Q3 2 02 6 Bu si ne ss U pd at e Data cutoff: 18SEPT2026 Demographic and baseline characteristics SAD Population ABCL575 (Cohorts A1-A5) (N=30) Pooled Placebo (N=10) Overall (N=40) 75 mg (N=6) 150 mg (N=6) 300 mg (N=6) 600 mg (N=6) 900 mg (N=6) Age (median, years) 33.0 40.0 58.5 41.0 36.5 51.5 44.0 Sex, n (%) Male 2 (33.3) 4 (66.7) 3 (50.0) 2 (33.3) 3 (50.0) 5 (50.0) 19 (47.5) Female 4 (66.7) 2 (33.3) 3 (50.0) 4 (66.7) 3 (50.0) 5 (50.0) 21 (52.5) Race, n (%) Asian 1 (16.7) 1 (16.7) 0 1 (16.7) 1 (16.7) 0 4 (10.0) Black 1 (16.7) 1 (16.7) 1 (16.7) 0 0 0 3 (7.5) White 4 (66.7) 4 (66.7) 5 (83.3) 4 (66.7) 5 (83.3) 9 (90.0) 31 (77.5) Other 0 0 0 1 (16.7) 0 1 (10.0) 2 (5.0) Weight (median, kg) 69.3 70.6 60.6 75.3 73.0 72.0 71.5 Treatment groups were generally balanced

14 CO PY RI GH T © A BC EL LE RA Q3 2 02 6 Bu si ne ss U pd at e ● Favorable preliminary safety profile across all explored doses ● No SAEs ● No Grade 3 AEs in ABCL575 ● 1 Grade 3 AE of retinal detachment in placebo ● ABCL575 AEs generally mild SAE: Serious Adverse Event. Data cutoff: 18SEPT2026 Adverse Event Preferred Term ABCL575 (Cohorts A1-A5) Total ABCL575 (N=30) n (%) Pooled placebo (N=10) n (%)75 mg (N=6) n (%) 150 mg (N=6) n (%) 300 mg (N=6) n (%) 600 mg (N=6) n (%) 900 mg (N=6) n (%) Number (%) with at least one AE 5 (83.3%) 4 (66.7%) 3 (50.0%) 2 (33.3%) 3 (50.0%) 17 (56.6%) 6 (60.0%) Number (%) with at least one SAE 0 0 0 0 0 0 0 Number (%) with at least one grade 3+ AE 0 0 0 0 0 0 1 (10.0%) Injection site reaction (erythema, pain) 4 (66.7%) 3 (50.0%) 1 (16.7%) 0 1 (16.7%) 9 (30.0%) 2 (20.0%) Headache 0 1 (16.7%) 1 (16.7%) 2 (33.3%) 1 (16.7%) 5 (16.7%) 2 (20.0%) Nasopharyngitis 0 0 0 1 (16.7%) 0 1 (3.4%) 2 (20.0%) Cough 0 2 (33.3%) 0 0 0 2 (6.7%) 0 ABCL575 demonstrates a favorable tolerability profile Adverse Events (AEs) reported in at least two participants in either group regardless of relationship

ABCL575 exhibited sustained exposure with a mean half-life of 65 days supportive of Q12W or longer dosing

Pharmacokinetics

SAD PK



Concentration (µg/mL)
100.0
10.0
1.0
0.1
4 µg/mL
LLOQ
0
8
16
24
32
40
48
Time (weeks)
Dose
75 mg
150 mg
300 mg
600 mg
900 mg

- Approximately dose proportional exposure
- Mean half-life of **~65 days** ranging from 43 days in cohort A1 to 79 days in cohort A4, as predicted from preclinical data (67 days)
- Exposures maintained well above efficacy target threshold of 4 µg/mL* at clinically relevant dose levels
- Supportive of Q12W or less frequent dosing regimens

Data are shown as mean ± SEM. Values below the lower limit of quantification (LLOQ) were imputed as LLOQ/2. The LLOQ is shown in the dotted line.
Data cutoff: 18SEPT2026.

* Amlitelimab demonstrates clinical efficacy at doses of 0.45 mg/kg[1] and ≥62.5 mg Q4W SC,[2] suggesting a threshold PK concentration of 4 µg/mL required for efficacy.

1. Saghari M, et al., Clin Pharmacol Ther. 2022 May;111(5):1121-1132.
2. Weidinger S, et al. (2024). J Allergy Clin Immunol. S0091-6749(24)01175-8.

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ABCL575 Phase 1 study met its endpoints

SAFETY/TOLERABILITY ENDPOINT

Favorable preliminary tolerability profile

All doses tested in the 75 to 900 mg range were well tolerated

PHARMACOKINETIC ENDPOINT

PK profile supports an extended dosing interval

Estimated half-life of ~65 days

NEXT STEPS

At this time, AbCellera does not plan to develop ABCL575 past Phase 1.

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17 CO PY RI GH T © A BC EL LE RA Q3 2 02 6 Bu si ne ss U pd at e Completed $200M oversubscribed capital raise ~20M common shares Number of shares and pre-funded warrants $9.75 per share Share price & pre-funded warrant price August 14, 2026 Transaction closed

ABCELLERA PROGRAMS

PROGRAMS	TARGET	INDICATION	THERAPEUTIC AREA	STAGE			
				IND-Enabling	Phase 1	Phase 2	Phase 3
ABCL635	NK3R	VMS due to menopause	Endocrinology & Women's Health				
		VMS due to breast cancer treatment	Oncology				
		VMS due to prostate cancer treatment	Oncology				
ABCL992	NK3R	VMS	Endocrinology				
ABCL575	OX40L	Atopic Dermatitis	Immunology & Inflammation				
ABCL688	Undisclosed GPCR / ion channel	Undisclosed	Autoimmunity				
ABCL386	Undisclosed	Undisclosed	Oncology				
ABCL385	Undisclosed	Undisclosed	Oncology				
ABCL646	Undisclosed Ion channel	Undisclosed	Undisclosed				

As of September 30, 2026

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19 CO PY RI GH T © A BC EL LE RA Q3 2 02 6 Bu si ne ss U pd at e We advanced ABCL992, ABCL385, and ABCL646 into the pipeline, completing all 2026 priorities 2026 PRIORITIES Nominate at least 1 additional development candidate for IND-enabling activities ABCL635 Phase 2 clinical trial top-line readout on Aug 10, 2026 ABCL575 Phase 1 clinical trial top-line readout on Nov 9, 2026 ABCL688 progressing through IND-enabling activities ABCL386 progressing through IND-enabling activities

20 CO PY RI GH T © A BC EL LE RA Q3 2 02 6 Bu si ne ss U pd at e Q3 2026 FINANCIALS UPDATE

We continue to maintain a strong liquidity position to execute on our strategy

>$790M in total cash balances & marketable securities*

>$100M in total available government funding*

>$890M in available liquidity to execute on our strategy*

* As of September 30, 2026

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22 CO PY RI GH T © A BC EL LE RA Q3 2 02 6 Bu si ne ss U pd at e RESEARCH & DEVELOPMENT SALES, GENERAL & ADMIN Revenue USD Operating Expenses USD Q2 2025 Q2 2026 $17.1M $4.1M MILESTONES RESEARCH FEES LICENSING AND ROYALTY Q2 2025 Q2 2026 $39.2M $46.0M +$6.8M Q2 2025 Q2 2026 $22.0M $13.9M -$8.1M

23 CO PY RI GH T © A BC EL LE RA Q3 2 02 6 Bu si ne ss U pd at e Earnings USD NET EARNINGS EARNINGS PER SHARE: BASIC AND DILUTED Q2 2025 Q2 2026 ($34.7M) ($55.4M) Q2 2025 Q2 2026 ($0.12) ($0.18)

24 CO PY RI GH T © A BC EL LE RA Q3 2 02 6 Bu si ne ss U pd at e Cash Flows USD * Restricted cash (including restricted cash in other assets)

25 CO PY RI GH T © A BC EL LE RA THANK YOU